UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 26, 2026

Z Squared Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39669	98-1465952
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

550 South Andrews Ave., Suite #700 Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

305-697-0792

(Registrant’s telephone number, including area code)

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZSQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On June 29, 2026, the Company issued a press release announcing the completion of its use of the SEPA (as defined below). Also on June 29, 2026, the Company issued a press release confirming its inclusion in the Russell 3000® Index and the Russell 2000® Index in connection with FTSE Russell’s 2026 annual reconstitution, effective after the close of trading on June 26, 2026. Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

The information set forth under this Item 7.01, including Exhibits 99.1 and 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

As previously disclosed on November 1, 2024, the Company (then known as Coeptis Therapeutics Holdings, Inc.) entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd., a Cayman Islands exempt limited company, pursuant to which the Company had the right, from time to time at its election, to sell to YA II PN, Ltd. up to $20,000,000 of shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), subject to the terms, conditions, and limitations set forth in the SEPA.

On June 26, 2026, the Company completed an advance under the SEPA pursuant to which the Company issued 1,302,806 shares of common stock to YA II PN, Ltd. at a purchase price of $11.8351 per share, for aggregate gross proceeds of $15,418,839.29. The offer and sale of the shares to YA II PN, Ltd. were made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act. The resale of the shares by YA II PN, Ltd. was registered under the Company’s Registration Statement on Form S-1 (File No. 333-284230).

The foregoing description of the SEPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SEPA, which is incorporated by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Standby Equity Purchase Agreement, dated November 1, 2024, between Coeptis Therapeutics Holdings, Inc. and YA II PN, Ltd. (incorporated by reference to Exhibit 10.1 of Coeptis Therapeutics Holdings, Inc.’s Form 8-K, filed with the SEC on November 6, 2024).
99.1	Press Release relating to Standby Equity Purchase Agreement, issued by Z Squared Inc. on June 29, 2026.
99.2	Press Release relating to Russell 3000 and Russell 2000 inclusion, issued by Z Squared Inc. on June 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2026

Z SQUARED INC.

By:	/s/ David Halabu
Name:	David Halabu
Title:	Chief Executive Officer

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